UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

The Hanover Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

440 Lincoln Street, Worcester, MA	01653
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	Entry into a Material Definitive Agreement.

On July 30, 2008, The Hanover Insurance Group, Inc., a Delaware corporation (“THG”) and Commonwealth Annuity and Life Insurance Company, a Massachusetts stock insurance company and a Goldman Sachs Company (“Commonwealth Annuity”), entered into a Stock Purchase Agreement (the “Agreement”), pursuant to which THG will, on the terms and subject to the conditions thereof, sell its remaining run-off life insurance business to Commonwealth Annuity. The transaction includes the sale to Commonwealth Annuity of all the outstanding shares of capital stock of First Allmerica Financial Life Insurance Company (“FAFLIC”), THG’s primary life insurance company.

In connection with the sale, THG is seeking approval from the Massachusetts Division of Insurance for a dividend of various assets valued at approximately $160 million from FAFLIC. In connection with the transaction, and subject to the approval of any dividend, THG and FAFLIC have entered into a restructuring agreement whereby FAFLIC will transfer certain assets, including real estate assets, to THG.

Total net proceeds from the sale, including the dividend, and after transaction costs and intercompany account settlements, are projected to be valued at approximately $220 million. The actual dividend and purchase price will be determined at closing, and be adjusted based on the surplus level of FAFLIC, as well as for changes in the fair value of certain investments and various other items.

In connection with the sale, the parties expect The Hanover Insurance Company, an affiliate of THG, to reinsure FAFLIC’s accident and health assumed reinsurance pool business (“the Reinsurance Agreement”). The Hanover Insurance Company will make various representations, warranties and covenants in the Reinsurance Agreement, and will agree to indemnify FAFLIC for breaches of such representations, warranties and covenants. FAFLIC will agree to indemnify The Hanover Insurance Company for breach of its covenants in such agreement. The Hanover Insurance Company will also agree to indemnify FAFLIC for certain litigation and other specified liabilities relating to or in connection with the accident and health insurance contracts.

Closings of the transactions are subject to satisfaction or waiver of various conditions, including regulatory approvals from the Massachusetts Division of Insurance and the New Hampshire Insurance Department and the accuracy of various representations and warranties and compliance with covenants and agreements, and to other provisions customary for similar transactions.

THG and Commonwealth Annuity have made various representations, warranties and covenants in the Agreement, and have agreed to indemnify each other for breaches of such representations, warranties and covenants. THG has also agreed to indemnify Commonwealth Annuity for certain litigation and other specified liabilities relating to the pre-closing activities of the business being transferred.

Cautionary Statements

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Agreement and the Reinsurance Agreement, copies of which are filed herewith as Exhibits 2.1 and 10.1 respectively.

The Agreement and the Reinsurance Agreement have been included to provide investors with information regarding their terms. Except for their status as contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described above, the Agreement and the Reinsurance Agreement are not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants that are or will be made by the parties in the Agreement and Reinsurance Agreement are qualified, including by information in disclosure schedules that the parties exchanged or will exchange in connection with the execution of the Agreement and the Reinsurance Agreement. Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts. Investors are not third party beneficiaries under the Agreement or the Reinsurance Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of THG or Commonwealth Annuity or any of their respective affiliates.

Forward-Looking Statements

All statements in this Form 8-K, other than statements of historical fact, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. In addition to the risks and uncertainties noted in this Form 8-K, there are certain factors that could cause actual results to differ materially from those anticipated by the Form 8-K. These include: (1) the successful consummation of the transactions with Commonwealth Annuity in a timely manner; (2) the various conditions to the consummation of such transactions being satisfied or waived without the imposition of material burdens or expenses; (3) the required regulatory approvals of the transactions being obtained in a timely manner without the imposition of any material restrictions or burdens, including the proposed dividend, the sale to Commonwealth Annuity, the coinsurance and related agreements for the accident and health business, certain intercompany transactions, including the proposed sale by THG to its subsidiary for cash and securities of assets THG receives from the proposed dividend; (4) the ability of the reinsurer, The Hanover Insurance Company, to maintain financial strength ratings under the Reinsurance Agreement; (5) the statutory results of operations of FAFLIC until close, which will impact the statutory surplus of FAFLIC and consequently the ultimate dividend and purchase price; (6) the uncertainties as to the gross or net proceeds to be received by THG, including the uncertainty as to the effects of the various purchase price adjustments and expenses incurred by THG and the impact of various tax elections; (7) the ability to realize post-closing earnings for the property-casualty segment that are taxable and make FAFLIC’s tax attributes valuable; and (8) the impact of contingent liabilities, including litigation and regulatory matters, assumed by THG in connection with the transaction.

Forward-looking statements are not guarantees of future performance, and actual results could well differ materially. Investors should consider these and other risks and uncertainties in THG’s business that may affect future performance (including FAFLIC), and that are discussed in readily available documents, including THG’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by THG with the Securities and Exchange Commission and which are also available at www.hanover.com under “Investors.”

ITEM 8.01.	Other Events.

On July 31, 2008, THG issued a press release announcing the transactions contemplated by the Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Stock Purchase Agreement, dated as of July 30, 2008, between Commonwealth Annuity and Life Insurance Company, as Buyer, and The Hanover Insurance Group, Inc., as Seller (the schedules and exhibits have been omitted pursuant to item 601(b)(2) of Regulation S-K)
10.1	Form of Accident and Health Coinsurance Agreement, between The Hanover Insurance Company, as Reinsurer, and First Allmerica Financial Life Insurance Company (the schedules and certain exhibits have been omitted pursuant to item 601(b)(2) of Regulation S-K)
99.1	Press Release issued by THG on July 31, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

By:	/s/ Eugene M. Bullis
Name: Title:	Eugene M. Bullis Executive Vice President and Chief Financial Officer

Date: August 4, 2008

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of July 30, 2008, between Commonwealth Annuity and Life Insurance Company, as Buyer, and The Hanover Insurance Group, Inc., as Seller (the schedules and exhibits have been omitted pursuant to item 601(b)(2) of Regulation S-K)

10.1	Form of Accident and Health Coinsurance Agreement, between The Hanover Insurance Company, as Reinsurer, and First Allmerica Financial Life Insurance Company (the schedules and certain exhibits have been omitted pursuant to item 601(b)(2) of Regulation S-K)

99.1	Press Release issued by THG on July 31, 2008